Exhibit 4.1

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

Dated as of June 3, 2016

to

INDENTURE

Dated as of August 7, 2014

between

UNIVERSAL HEALTH SERVICES, INC.

THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO

MUFG UNION BANK, N.A.,

as Trustee

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

First Supplemental Indenture (this “Supplemental Indenture”), dated as of June 3, 2016, among Universal Health Services, Inc., a Delaware corporation (the “Issuer”), the Guarantors listed on the signature pages hereto, MUFG Union Bank, N.A., solely in its capacity as trustee (the “Trustee”), and JPMorgan Chase Bank, N.A., as Collateral Agent. Capitalized terms used but not defined herein have the meanings assigned thereto in the Indenture (as defined herein).

W I T N E S S E T H

WHEREAS, each of the Issuer and the Guarantors has heretofore executed and delivered to the Trustee an indenture (as supplemented hereby, the “Indenture”), dated as of August 7, 2014; providing for the issuance of $300,000,000 aggregate principal amount of 4.750% Senior Secured Notes due 2022 (the “2022 Initial Notes”), which Indenture further provides that an unlimited aggregate principal amount of such Notes may be authenticated and delivered thereunder;

WHEREAS, Section 2.01 of the Indenture provides that Additional Notes ranking pari passu with the 2022 Initial Notes may be created and issued from time to time by the Issuer (subject to the Issuer’s compliance with other provisions of the Indenture) without notice to or consent of the Holders and shall be consolidated with and form a single class with the 2022 Initial Notes and shall have the same terms as to status, redemption or otherwise as the 2022 Initial Notes (other than the issue date, the issue price and the first interest payment date); and

WHEREAS, the Issuer and the Guarantors desire to execute and deliver this Supplemental Indenture for the purpose of issuing $400,000,000 aggregate principal amount of Additional Notes, having terms substantially identical in all material respects to the 2022 Initial Notes (together with the 2022 Initial Notes, the “2022 Notes”); and

WHEREAS, pursuant to Section 9.01(b) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. Additional Notes. As of the date hereof, the Issuer will issue the Additional Notes under the Indenture, having terms substantially identical in all material respects to the 2022 Initial Notes, other than the issue date, the issue price and the first interest payment date. The Additional Notes shall be sold initially at an issue price of 101.500% of the principal amount, plus accrued and unpaid interest, if any, from February 1, 2016 to the date of issuance of the Additional Notes. The first interest payment date on the Additional Notes shall be August 1, 2016. The Additional Notes will be fungible with, have the same CUSIP and ISIN numbers as, and vote together with the 2022 Initial Notes as a single series under the Indenture immediately upon the date of the issuance of the Additional Notes (except that for the first 40 days after their issuance, any Additional Notes issued pursuant to Regulation S under the Securities Act will have temporary CUSIP and ISIN numbers).

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2. Authentication of Additional Notes. The Trustee shall, pursuant to an Authentication Order delivered in accordance with Section 2.02 of the Indenture, authenticate and deliver the Additional Notes for an aggregate principal amount specified in such Authentication Order.

3. Confirmation of Liens. Each of the Issuer and the Guarantors hereby acknowledges that liens and security interests on the collateral described in the Amended and Restated Collateral Agreement, dated as of August 7, 2014, by and among the Issuer, the subsidiary grantors named therein, the Collateral Agent and the Authorized Representatives, as the same may be further amended, restated or modified from time to time (the “Amended and Restated Collateral Agreement”), are granted for the benefit of the Trustee and the Holders of the Additional Notes pursuant to the Amended and Restated Collateral Agreement to secure the payment of principal and interest and all other amounts due and owing pursuant to the terms of the Notes on an equal and ratable basis as described in the Amended and Restated Collateral Agreement and confirms that all of the liens and security interests created and arising under the Amended and Restated Collateral Agreement remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged.

4. Amendment to the Indenture. Pursuant to Section 9.01(a) of the Indenture, the Indenture is hereby amended to include the following definition:

“Reference Treasury Dealer” means each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., SunTrust Robinson Humphrey, Inc., Credit Agricole Securities (USA) Inc., Wells Fargo Securities LLC and each of their respective successors and any other nationally recognized investment banking firm that is a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”) appointed from time to time by the Issuer; provided that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Issuer shall substitute for such entity another nationally recognized investment banking firm that is a Primary Treasury Dealer.

For the avoidance of doubt, the amendment described above shall apply to all Notes issued under the Indenture, including but not limited to the 2022 Initial Notes, the Additional Notes, and the 2019 Notes.

5. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6. Governance. This Supplemental Indenture is executed and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the jurisdiction that governs the Indenture and its construction.

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7. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes, but such counterparts shall together be deemed to constitute but one and the same instrument.

8. No Personal Liability of Directors, Officers, Employers, Members, Partners and Stockholders. No past, present or future director, officer, employee, incorporator, member, partner or stockholder of the Issuer or any Guarantor shall have any liability for any obligations of the Issuer or any Guarantor under the Notes, the Guarantees, this Indenture or the Security Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

9. Notices. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Supplemental Indenture may refer to the Indenture without making specific reference to this Supplemental Indenture, but nevertheless all such references shall include this Supplemental Indenture unless the context otherwise requires.

10. Effectiveness. This Supplemental Indenture shall be deemed to have become effective upon the date first written above.

11. Conflict. In the event of a conflict between the terms of this Supplemental Indenture and the Indenture, this Supplemental Indenture shall control.

12. Sufficiency. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recital contained herein, all of which recitals are made solely by the Issuer.

[Remainder of Page Intentionally Blank, Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the day and year first set forth above.

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	Vice President and Treasurer

[Signature Page to First Supplemental Indenture]

MUFG UNION BANK, N.A., as Trustee

By:	/s/ Fernando Moreyra
Name:	Fernando Moreyra
Title:	Vice President

[Signature Page to First Supplemental Indenture]

ASCEND HEALTH CORPORATION

ASSOCIATED CHILD CARE EDUCATIONAL SERVICES, INC.

CCS/LANSING, INC.

CHILDREN’S COMPREHENSIVE SERVICES, INC.

DEL AMO HOSPITAL, INC.

FRONTLINE BEHAVIORAL HEALTH, INC.

LANCASTER HOSPITAL CORPORATION

MCALLEN MEDICAL CENTER, INC.

MERION BUILDING MANAGEMENT, INC.

MERRIDELL ACHIEVEMENT CENTER, INC.

NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.

OAK PLAINS ACADEMY OF TENNESSEE, INC.

PARK HEALTHCARE COMPANY

PENNSYLVANIA CLINICAL SCHOOLS, INC.

PSI SURETY, INC.

RIVER OAKS, INC.

SOUTHEASTERN HOSPITAL CORPORATION

SPARKS FAMILY HOSPITAL, INC.

STONINGTON BEHAVIORAL HEALTH, INC.

TEMECULA VALLEY HOSPITAL, INC.

THE ARBOUR, INC.

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.

UHS CHILDREN’S SERVICES, INC.

UHS OF HAMPTON, INC.

UHS OF HARTGROVE, INC.

UHS OF LAKESIDE, LLC

UHS OF OKLAHOMA, INC.

UHS OF PARKWOOD, INC.

UHS OF PENNSYLVANIA, INC.

UHS OF PROVO CANYON, INC.

UHS OF PUERTO RICO, INC.

UHS OF RIVER PARISHES, INC.

UHS OF SPRING MOUNTAIN, INC.

UHS OF TEXOMA, INC.

UHS OF TIMBERLAWN, INC.

UHS OF TIMPANOGOS, INC.

UHS OF WESTWOOD PEMBROKE, INC.

UHS OF WYOMING, INC.

UHS SAHARA, INC.

UHS-CORONA, INC.

UNITED HEALTHCARE OF HARDIN, INC.

UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.

UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.

VALLEY HOSPITAL MEDICAL CENTER, INC.

WELLINGTON REGIONAL MEDICAL CENTER, INCORPORATED

WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

UHS HOLDING COMPANY, INC. UHS OF CORNERSTONE, INC.	By:	/s/ Steve Filton
UHS OF CORNERSTONE HOLDINGS, INC.	Name:	Steve Filton
UHS OF D.C., INC.	Title:	Vice President
UHS OF DELAWARE, INC.
UHS OF DENVER, INC.
UHS OF FAIRMOUNT, INC.
UHS OF FULLER, INC.
UHS OF GEORGIA, INC.
UHS OF GEORGIA HOLDINGS, INC.

[Signature Page to First Supplemental Indenture]

ABS LINCS SC, INC.

ABS LINCS VA, INC.

ALLIANCE HEALTH CENTER, INC.

ALTERNATIVE BEHAVIORAL SERVICES, INC.

BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.

BHC ALHAMBRA HOSPITAL, INC.

BHC BELMONT PINES HOSPITAL, INC.

BHC FAIRFAX HOSPITAL, INC.

BHC FOX RUN HOSPITAL, INC.

BHC FREMONT HOSPITAL, INC.

BHC HEALTH SERVICES OF NEVADA, INC.

BHC HERITAGE OAKS HOSPITAL, INC.

BHC HOLDINGS, INC.

BHC INTERMOUNTAIN HOSPITAL, INC.

BHC MONTEVISTA HOSPITAL, INC.

KIDS BEHAVIORAL HEALTH OF UTAH, INC.

LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

MICHIGAN PSYCHIATRIC SERVICES, INC.

NORTH SPRING BEHAVIORAL HEALTHCARE, INC.

PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.

PREMIER BEHAVIORAL SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

RIVEREDGE HOSPITAL HOLDINGS, INC.

SPRINGFIELD HOSPITAL, INC.

SUMMIT OAKS HOSPITAL, INC.

TEXAS HOSPITAL HOLDINGS, INC.

WINDMOOR HEALTHCARE INC.

WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

BHC PINNACLE POINTE HOSPITAL, INC.
BHC SIERRA VISTA HOSPITAL, INC.	By:	/s/ Steve Filton
BHC STREAMWOOD HOSPITAL, INC.	Name:	Steve Filton
BRENTWOOD ACQUISITION, INC.	Title:	Vice President
BRENTWOOD ACQUISITION - SHREVEPORT, INC.
BRYNN MARR HOSPITAL, INC.
CANYON RIDGE HOSPITAL, INC.
CALVARY CENTER, INC.
CEDAR SPRINGS HOSPITAL, INC.
FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH
FORT LAUDERDALE HOSPITAL, INC.
FRN, INC.
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
H. C. CORPORATION
HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.
HAVENWYCK HOSPITAL INC.
HHC AUGUSTA, INC.
HHC CONWAY INVESTMENT, INC.
HHC DELAWARE, INC.
HHC INDIANA, INC.
HHC OHIO, INC.
HHC RIVER PARK, INC.
HHC SOUTH CAROLINA, INC.
HHC ST. SIMONS, INC.
HORIZON HEALTH AUSTIN, INC.
HORIZON HEALTH CORPORATION
HSA HILL CREST CORPORATION

[Signature Page to First Supplemental Indenture]

AIKEN REGIONAL MEDICAL CENTERS, LLC
DHP 2131 K ST, LLC
LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC
TENNESSEE CLINICAL SCHOOLS, LLC
THE BRIDGEWAY, LLC
TURNING POINT CARE CENTER, LLC
UHS OF BENTON, LLC
UHS OF BOWLING GREEN, LLC
UHS OF GREENVILLE, LLC
UHS OF PHOENIX, LLC
UHS OF RIDGE, LLC
UHS OF ROCKFORD, LLC
UHS OF TUCSON, LLC
UHS SUB III, LLC
UHSD, LLC

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page to First Supplemental Indenture]

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER, LLC

By: Keystone/CCS Partners LLC
Its managing member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC
Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, Incorporated
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS KENTUCKY HOLDINGS, L.L.C.

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: UHS of Georgia Holdings, Inc.
Its limited partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page to First Supplemental Indenture]

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS OKLAHOMA CITY LLC
UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS OF SUMMITRIDGE, LLC

By: UHS of Peachford, L.P.
Its managing member

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

DIAMOND GROVE CENTER, LLC
KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC
ROLLING HILLS HOSPITAL, LLC
PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC
TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

ATLANTIC SHORES HOSPITAL, L.L.C.
EMERALD COAST BEHAVIORAL HOSPITAL, LLC
OCALA BEHAVIORAL HEALTH, LLC
PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
ZEUS ENDEAVORS, LLC
WEKIVA SPRINGS CENTER, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

BHC PROPERTIES, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

BHC MESILLA VALLEY HOSPITAL, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

HOLLY HILL HOSPITAL, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

COLUMBUS HOSPITAL PARTNERS, LLC
LEBANON HOSPITAL PARTNERS, LLC
NORTHERN INDIANA PARTNERS, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

BEHAVIORAL HEALTHCARE, LLC

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC
SUNSTONE BEHAVIORAL HEALTH, LLC

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

HHC PENNSYLVANIA, LLC
HHC POPLAR SPRINGS, LLC
KINGWOOD PINES HOSPITAL, LLC
TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

HICKORY TRAIL HOSPITAL, L.P.
NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.
TEXAS SAN MARCOS TREATMENT CENTER, L.P.
TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

H.C. PARTNERSHIP

By: H.C. Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: HSA Hill Crest Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: BHC Healthcare, LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

SCHICK SHADEL OF FLORIDA, LLC

By: Horizon Health Hospital Services, LLC
Its sole member

By: Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHS OF NEW ORLEANS, LLC
UHSL, LLC

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page to First Supplemental Indenture]

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

BEHAVIORAL HEALTH MANAGEMENT, LLC
BEHAVIORAL HEALTH REALTY, LLC
CAT REALTY, LLC
CAT SEATTLE, LLC
MAYHILL BEHAVIORAL HEALTH, LLC
PSYCHIATRIC REALTY, LLC
RR RECOVERY, LLC
SALT LAKE BEHAVIORAL HEALTH, LLC
SALT LAKE PSYCHIATRIC REALTY, LLC
UBH OF OREGON, LLC
UBH OF PHOENIX, LLC
UBH OF PHOENIX REALTY, LLC
UNIVERSITY BEHAVIORAL HEALTH OF EL PASO, LLC

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

ABS LINCS KY, LLC
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

MILLWOOD HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its general partner

By: Psychiatric Solutions Hospitals, LLC
Its general partner

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

UHP LP

By: Island 77 LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]

BEACH 77 LP

By: 2026 W. University Properties, LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to First Supplemental Indenture]